Exhibit 99.1

RISK FACTORS

References herein to (i) “this prospectus supplement” are to Talos Energy Inc.’s prospectus supplement, dated December 8, 2020 (the “Prospectus Supplement”), filed with the SEC on December 9, 2020, (ii) the “accompanying prospectus” are to the base prospectus, dated June 12, 2019 (the “Base Prospectus”), and filed with the SEC, together with the Prospectus Supplement, on December 9, 2020, (iii) “this offering” are to the offering of common stock of Talos Energy Inc. pursuant to the Prospectus Supplement and the Base Prospectus, and (iv) “Cautionary Note Regarding Forward-Looking Statements” are to the section of the Prospectus Supplement under such heading. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prospectus Supplement.

An investment in our common stock involves a significant degree of risk. Before you invest in our common stock you should carefully consider the risks described below, as well as other information included or incorporated by reference in this prospectus supplement and the accompanying prospectus, including the risks and uncertainties discussed under “Risk Factors” included in our 2019 Annual Report and 2020 Quarterly Reports, each of which is incorporated herein by reference, together with all of the other information included in this prospectus supplement. If any of the risks discussed in the foregoing documents were to occur, our business, financial condition, results of operations and cash flows could be materially adversely affected. Additional risks not presently known to us or that we currently believe are immaterial may also significantly impair our business operations and financial condition. This prospectus supplement also contains forward-looking statements and estimates that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of specific factors, including the risks and uncertainties described below or incorporated by reference herein. Please read “Cautionary Note Regarding Forward-Looking Statements.” To the extent the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in this section and in the section entitled “Risk Factors” in our 2019 Annual Report and 2020 Quarterly Reports, each of which is incorporated by reference in this prospectus supplement.

Risks Related to this Offering and Ownership of Our Common Stock

The trading price of our common stock has been, and is likely to continue to be, volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control.

Global stock markets in general, and stock prices of public oil and gas companies in particular, have recently experienced extreme volatility primarily as a result of the ongoing COVID-19 pandemic and the OPEC+ price war during the first quarter 2020. In addition to the factors discussed in these risk factors and elsewhere in our reports and other documents filed with the SEC, factors that may cause volatility in our share price include:

•	the duration, spread and severity of the COVID-19 pandemic, including the effect of the COVID-19 pandemic on global oil demand and oil price volatility;

•	further disagreements or price wars amongst OPEC+ members, including the effect thereof on global oil supply, oil storage capacity and oil prices;

•	a domestic or global economic slowdown that could affect our financial results and operations and the economic strength of our customers;

•	our ability to meet our working capital needs;

•	quarterly variations in operating results;

•	changes in financial estimates by us or securities analysts who may cover our stock or by our failure to meet the estimates made by securities analysts;

•	changes in market valuations of other similar companies;

•	announcements by us or our competitors of new products or of significant technical innovations, contracts, acquisitions, divestitures, strategic relationships or joint ventures;

•	changes in laws or regulations applicable to our business;

•	additions or departures of key personnel;

•	changes in our capital structure, such as future issuances of debt or equity securities;

•	our ability to repay or refinance our debt obligations, including our outstanding 11.00% Second-Priority Senior Secured Notes due 2022;

•	short sales, hedging and other derivative transactions involving our capital stock

•	transactions in our common stock, by directors, officers, affiliates and other major investors; and

•	the other factors described under “Risk Factors” in our 2019 Annual Report and 2020 Quarterly Reports and “Cautionary Note Regarding Forward-Looking Statements” in this prospectus supplement.

Furthermore, from time to time, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations often have been unrelated or disproportionate to the operating performance of those companies. These broad market and industry fluctuations, as well as general economic, political and market conditions, such as recessions, interest rate changes, international currency fluctuations or political unrest, may negatively impact the market price of our common stock. In the past, companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation, and we have been a defendant to a securities class action claim in the past. Any future securities litigation against us could result in substantial costs and divert our management’s attention and resources, and harm our business, financial condition, and results of operations.

Current market conditions, including the impact of the COVID-19 pandemic, may impact our business, financial condition and cash flows and may adversely impact our ability to obtain funding under our Bank Credit Facility or in the capital markets.

We use our cash flows from operating activities and borrowings under our Bank Credit Facility to fund our capital expenditures, and we rely on the capital markets and asset monetization transactions to provide us with additional capital for large or exceptional transactions. However, COVID-19 and numerous public and political responses thereto have contributed to equity market volatility and the potential risk of a global recession, and we expect this global equity market volatility to continue at least until the outbreak of COVID-19 stabilizes, if not longer. As such, we may not be able to access adequate funding under our Bank Credit Facility as a result of (i) a decrease in our borrowing base due to the outcome of a borrowing base redetermination or a breach or default under our Bank Credit Facility, including a breach of a financial covenant or (ii) an unwillingness or inability on the part of our lending counterparties to meet their funding obligations. We may also face limitations on our ability to access the debt and equity capital markets and complete asset sales, increased counterparty credit risk on our derivatives contracts, and requirements by our contractual counterparties to post collateral guaranteeing performance.

We are engaged in efforts to refinance our 11.00% Second-Priority Senior Secured Notes due 2022 (the “notes”) and may seek to do so by retiring or purchasing the notes and/or exchanging the notes for equity or debt, whether through open-market purchases, privately negotiated transactions or other transactions. We may seek to fund any such repurchases through the issuance for cash of additional debt instruments. Any such debt issuances, repurchases or exchange transactions will be upon such terms and at such prices as we may determine, and will depend on our liquidity requirements, contractual restrictions and other factors. Additional debt issuances will be subject to prevailing market conditions at the time and may be issued at a discount, which would result in additional leverage in excess of the currently outstanding principal amount of the notes and may have an adverse impact on our financial condition. The amounts involved may be material. Such transactions may give rise to taxable cancellation of indebtedness income (to the extent the fair market value of the property exchanged, or the amount of cash paid to acquire the outstanding debt, is less than the adjusted issue price of the outstanding debt) and adversely impact our ability to deduct interest expenses in respect of our debt against our taxable income in the future. This could result in a current or future tax liability, which could adversely affect our financial condition and cash flows.

Future sales of our common stock, or the perception that such future sales may occur, may cause our stock price to decline.

Sales of substantial amounts of our common stock in the public market, or the perception that these sales may occur, could cause the market price of our common stock to decline. In addition, the sale of such shares, or the perception that such sales may occur, could impair our ability to raise capital through the sale of additional common or preferred stock. Except for any shares purchased by our affiliates, all of the shares of common stock sold in this offering will be freely tradable.

The Company, its executive officers and directors and certain of the Sponsors that are stockholders of the Company have entered into lock-up agreements with the underwriter under which the company and they have agreed, subject to certain exceptions, not to sell, directly or indirectly, any of their shares of common stock without the permission of BMO Capital Markets Corp. for a period of 60 days following the date of this prospectus supplement. We refer to such period as the lock-up period. When the lock-up period expires, we, our executive officers and directors and our affiliates will be able to sell our common stock in the public market, subject to compliance with applicable securities laws restrictions. In addition, BMO Capital Markets Corp. may, in its sole discretion, release all or some portion of the common stock subject to lock-up agreements at any time and for any reason. Sales of a substantial number of such common stock upon expiration of the lock-up or otherwise, the perception that such sales may occur, or early release of these agreements, could cause the market price of our common stock to fall.

If securities or industry analysts publish negative reports about our business, our share price and trading volume could decline.

The market price for our common stock depends in part on the research and reports that securities or industry analysts publish about us or our business, our market and our competitors. We do not have any control over these analysts. If one or more of the analysts who cover us downgrade our shares or change their opinion of our shares, our share price would likely decline. If one or more of these analysts cease coverage of our company or fail to regularly publish reports on us, we could lose visibility in the financial markets, which could cause our share price or trading volume to decline.

We do not intend to pay dividends for the foreseeable future.

We have never declared or paid any cash dividends on our common stock, and we anticipate that any available cash, other than the cash distributed to us to pay taxes and cover our corporate and other overhead expenses, will be retained by Talos Production to satisfy its debt obligations and operational and other cash needs. Accordingly, we do not anticipate paying any cash dividends on our common stock in the foreseeable future. Although we do not expect to, and are not legally or contractually required to, pay dividends on our common stock, if our board of directors decides to do so in the future, our ability to do so may be limited to the extent Talos Production is limited in its ability to make distributions to us, including the significant restrictions that the agreements governing Talos

Production’s debt impose on the ability of Talos Production to make distributions and other payments to us. Any determination to pay dividends in the future will be entirely at the discretion of our board of directors and will depend upon our results of operations, cash requirements, financial condition, business operations, contractual restrictions, restrictions imposed by applicable law and other factors that our board of directors deems relevant. As a result, stockholders must rely on sales of their common stock after price appreciation as the only way to realize any future gains on their investment.

We have broad discretion to determine how to use the funds we receive from this offering, and may use them in ways that may not enhance our operating results or the price of our common stock.

We have discretion over the use of proceeds we receive from this offering, and we could spend the proceeds we receive from this offering in ways our stockholders may not agree with or that do not yield a favorable return, or no return at all. We currently expect to use the net proceeds to facilitate our general financing strategy and to repay a portion of our outstanding borrowings under the Bank Credit Facility and any remaining amounts for general corporate purposes, which may include, among other things, capital expenditures, acquisitions, investments, other business opportunities and repayment or refinancing of other outstanding indebtedness. However, our use of these proceeds may differ substantially from our current plans. If we do not apply the proceeds we receive from this offering in ways that reduce our debt and improve our operating results, we may fail to achieve expected financial results, which could cause our stock price to decline.

Our Amended and Restated Certificate of Incorporation designates the Court of Chancery of the State of Delaware (the “Court of Chancery”) as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or agents.

Our Amended and Restated Certificate of Incorporation provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of us, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our current or former directors, officers, employees, agents or stockholders (including a beneficial owner of stock) to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, our Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants in the case.

This exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, employees or agents, which may discourage such lawsuits against us and such persons. Alternatively, if a court were to find these provisions of our Amended and Restated Certificate of Incorporation inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition or results of operations.

Your percentage ownership may be diluted by the future issuance of additional common stock, including issuances in connection with our incentive plans, acquisitions or otherwise.

Our amended and restated certificate of incorporation allows us to issue up to 270,000,000 shares of common stock, of which 73,029,989 were issued and outstanding as of September 30, 2020. Any shares of common stock that we issue, including under our existing equity incentive plan or other equity incentive plans that we may adopt in the future or in connection with an acquisition or otherwise, would dilute the percentage ownership held by the investors who purchase shares of common stock in this offering.